UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Soliciting Material Pursuant to §240.14a-12

Planar Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On September 10, 2015, Planar Systems, Inc. (the “Company”) sent a memorandum to certain of its U.S. reseller partners regarding the proposed merger between the Company and an affiliate of Leyard Optoelectronic Co. Ltd. A copy of the communication follows.

MEMORANDUM

To:	US reseller partners conducting business with the US Federal Government

From:	Gerry Perkel, CEO and President, Planar Systems, Inc.

Date:	September 10, 2015

As you may know, Planar has recently entered in a definitive agreement with Leyard Optoelectric Co. Ltd. (Leyard) under which Leyard will purchase all of the outstanding shares of Planar. Leyard is a Chinese company that is publicly traded on the Shenzhen exchange. Planar Systems will continue to operate as a separate company, headquartered in the United States.

We understand change can prompt questions. We have been asked by some of our customers, specifically those in the United States that serve the important US Federal Government sector, how the acquisition will impact Planar’s ability to sell products to the Federal Government. The uses of our product by US Federal Government customers is an important part of Planar’s business, and the change of ownership will have no impact on Planar’s ability to sell our products, through our authorized reseller partners, to the US Federal Government.

In fact, no significant changes are planned with respect to Planar personnel, manufacturing, business policies, or practices as a result of this change of ownership. The products that we manufacture today in the United States will continue to be manufactured in the United States and the change of ownership will not impact our ability to sell TAA-compliant products and have resellers include Planar products on their GSA schedules. Factory acceptance testing, customer tours, and reseller training will continue to be conducted in our US facilities. The account management team that supports our reseller partners in the USA will continue to serve those customers without interruption. The customer support team in the US will continue to provide exceptional service and honor Planar’s outstanding warranty and service programs now and into the future. Planar’s executive offices, product design and development, and manufacturing operations will remain located in Beaverton, Oregon, just as we have been for the past 32 years.

Planar has been delivering differentiated products, and backing them up with world class support, for many years before the acquisition, and we will continue to do so after the acquisition is complete. This is true for all our customers, perhaps especially for our federal government customers who appreciate the local decision making and product innovation they have come to expect from Planar.

If you have question or concerns, do not hesitate to contact me, Adam Schmidt, Planar’s Vice President of North American Sales (adam.schmidt@planar.com or 503-748-1100), or your local account manager. We look forward to continuing to grow our business relationship with you.

Sincerely,

Gerry Perkel

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which include statements regarding the proposed merger between Planar Systems, Inc. (the “Company”) and Leyard American Corporation, may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, operating results and business generally and other risks and uncertainties described under “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2015. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Leyard American Corporation. In connection with the proposed merger transaction, the Company plans to file with the United States Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders a proxy statement and other relevant documents. Shareholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.planar.com or by directing a request to: Planar Systems, Inc., 1195 NW Compton Drive, Beaverton, Oregon 97006, Attn: Investor Relations, 503-748-8911, invest@planar.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 9, 2015.